WISDOMTREE TRUST

WisdomTree Managed Futures Strategy Fund

Supplement Dated December 10, 2010

To The Prospectus and Statement of Additional Information

Dated December 10, 2010

The following information supplements, and should be read in conjunction with, the Managed Futures Strategy Fund’s Prospectus and Statement of Additional Information listed above.

Shares of the WisdomTree Managed Futures Strategy Fund (the “Fund”) are not yet available for purchase. Shares of the Fund are expected to be available for purchase in January 2011.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Tel: 202.739.3000

Fax: 202.739.3001

www.morganlewis.com

December 10, 2010

VIA EDGAR

US Securities and Exchange Commission

100 F Street NE

Washington, DC 20549

Re:	WisdomTree Trust (File Nos. 333-132380 and 811-21864)
Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, WisdomTree Trust (the “Trust”), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated December 10, 2010 to the Trust’s Prospectus and Statement of Additional Information dated December 10, 2010. The purpose of the supplement is to reflect when shares of the Managed Futures Strategy Fund will be available for purchase.

If you have any questions regarding these materials, please do not hesitate to contact me at 202.739.5391.

Sincerely,

/s/ Kathleen M. Long

Kathleen M. Long